                                                                    EXHIBIT 10.6
                                                                    ------------

THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO EXEMPTIONS FOR NONPUBLIC OFFERINGS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, THESE SECURITIES MAY NOT BE RESOLD OR OTHERWISE DISPOSED OF UNLESS, IN THE OPINION OF COUNSEL FOR OR SATISFACTORY TO THE ISSUER, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.

         VOID AFTER 5:00 P.M. NEW YORK TIME, ON MARCH 6, 2002



         WARRANT TO PURCHASE 402,500 SHARES OF CLASS A COMMON STOCK

                                       OF

                        SBA COMMUNICATIONS CORPORATION

         This is to certify that, FOR VALUE RECEIVED, ALEX. BROWN & SONS INCORPORATED or its registered assigns pursuant to Section (d) hereof ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from SBA Communications Corporation, a Florida corporation (the "Company"), 402,500 fully paid, validly issued and nonassessable shares of Class A Common Stock, par value $.01 per share, of the Company ("Class A Common Stock"), at the exercise price of $3.726708075 per share, subject to adjustment, until March 6, 2002. The number of shares of Class A Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Class A Common Stock may be adjusted from time to time as contained in Section (h) hereof. The shares of Class A Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares," and the exercise price of a share of Class A Common Stock, as adjusted from time to time, is hereinafter sometimes referred to as the "Exercise Price."

         (a) EXERCISE OF WARRANT; NOTIFICATION OF EXPIRATION DATE OF WARRANT. The Warrant may be exercised as to a minimum of 100 Warrant Shares at any time or from time to time, until 5:00 P.M. New York time on March 6, 2002 (the "Expiration Date"), provided, however, that if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day. The Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed (with signature guaranteed if required by the Company or its stock transfer agent) and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form and any applicable taxes. The purchase price for any Warrant Shares purchased pursuant to the exercise of this Warrant shall be paid in full upon such exercise in cash or by certified or bank check or pursuant to a cashless exercise procedure whereby the Warrant Shares issued upon exercise of this Warrant will be sold with Holder receiving the difference between the Exercise Price and the sale price, in cash, and the Company receiving the Exercise Price for the Warrant Shares, in cash, or any combination of the foregoing methods of paying the Exercise Price. As soon as practicable after each such exercise of the Warrants, but not later than seven
(7) business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or the Holder's designee, except in the case of a cashless exercise. If the Warrant should be exercised in part only, the Company shall, upon surrender of the Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. In the event of a cash exercise, upon receipt by the Company of the Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, together with the exercise price thereof and taxes as aforesaid in cash or certified or bank check and the investment letter described below, the Holder shall be deemed to be the holder of record of the shares of Class A Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Class A Common Stock shall not then be physically delivered to the Holder. In order to assure the availability of an exemption from registration under the federal or applicable state securities laws, the Company may condition the exercise of the Warrant upon the Holder delivering to the Company an investment letter in the form as customarily used by the Company from time to time in connection with the exercise of non-registered options and warrants which are issued by the Company. It is further understood that certificates for the Warrant Shares, if any, to be issued upon exercise of the Warrant may contain a restrictive legend in accordance with Section (g) hereof.

         Notwithstanding anything herein to the contrary, the Company shall mail to the Holder, by certified mail, return receipt requested, notice of the Expiration Date of the Warrants, no later than 60 days prior to the Expiration Date. To the extent the Company shall fail to send the required notice at the time and in the manner set forth in the preceding sentence, the Expiration Date of the Warrants shall be extended to a date 60 days following the date that a written notice of the Expiration Date of the Warrants from the Company is received by the Holder.

         (b) RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Class A Common Stock as shall be required for issuance and delivery upon exercise of the Warrants. If the Class A Common Stock is or becomes listed on any national securities exchange or the Nasdaq National Market, the Company shall also list such shares on such exchange subject to notice of issuance or maintain the listing of its Class A Common Stock on the Nasdaq system, as the case may be.

         (c) FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

                  (1) If the Class A Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market, the current market value shall be the last reported sale price of the Class A Common Stock on such exchange or system on the last business day prior to the date of

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

         exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system;

                  (2) If the Class A Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc., on the last business day prior to the date of the exercise of this Warrant; or

                  (3) If the Class A Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than the book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. The Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Class A Common Stock purchasable hereunder. Subject to Section (g) hereof, the Holder may transfer or assign the Warrant, in whole or in part and from time to time. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed (with signature guaranteed, if required by the Company or its stock transfer agent) and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided by or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of reasonable satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor, date and amount.

         (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

         (f) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the common stock of the Company, or (ii) if the Company shall offer to the holders of common stock for subscription or purchase by them any shares of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder or any holder of a Warrant executed and/or delivered pursuant to Section
(a) or Section (d), at least 15 days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of common stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         (g)       SECURITIES LAW COMPLIANCE.

                  (1) The Holder of the Warrant, by acceptance hereof, acknowledges that the Warrant and the shares of Class A Common Stock to be issued upon exercise hereof or conversion thereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, transfer, assign or otherwise dispose of this Warrant or any shares of Class A Common Stock to be issued upon exercise hereof or conversion thereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of the Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Class A Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                  (2) If appropriate, the Warrant and any Warrants issued upon exercise or substitution or upon assignment or transfer pursuant to Section (a) or Section (d), as the case may be, and all shares of Class A Common Stock issued upon exercise hereof or conversion thereof shall be stamped or imprinted with legends setting forth the restrictions on transfer arising under applicable federal and state securities laws.

         (h)      ADJUSTMENTS TO EXERCISE PRICE.

                  (i) Subdivision, Combination or Reclassification of Class A
                      -------------------------------------------------------
                      Common Stock.
                      ------------

                     (A) If the Company shall effect a subdivision of its shares of Common Stock into a greater number of such shares or a combination of such shares into a lesser number of shares, whether by forward or reverse stock split, stock dividend (payable in shares of Common Stock) or otherwise, the Exercise Price shall be proportionally increased or reduced, as the case may be, to reflect the effectuation of such subdivision or combination.

          (B)  If  the  Company  shall  effect  a  capital   reorganization   or
               reclassification of the Common Stock or any distribution by the Company to holders of Class A Common Stock, whether in the form of stock, debt securities, or other assets or property of the Company, (each, an "Adjustment Event"), then, as a condition of such Adjustment Event, lawful and adequate provision shall be made whereby the holders of the Warrant shall thereafter have the right to acquire and receive such shares of stock, securities, assets or property as would have been issuable or payable as a result of such Adjustment Event with respect to or in exchange for such number of outstanding shares of the Class A Common Stock as would have been received as if such Warrant were exercised immediately prior to the consummation of such Adjustment Event.

          (C) In the event that an Adjustment Event shall occur by means of a merger, consolidation, combination, share exchange, or sale or lease of all or substantially all the assets of the Company, then as a condition of such Adjustment Event, lawful and adequate provision shall be made whereby the holders of the Warrant shall thereafter have the rights to acquire and receive upon exercise of their Warrant, such shares of stock, securities or assets as would have been issuable or payable as part of such Adjustment Event with respect to or in exchange for such number of outstanding shares of the Class A Common Stock as would have been received upon exercise of the Warrant (in all instances) immediately before such Adjustment Event, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of the Warrant such that the provisions hereof (including without limitation provisions for adjustments of the Exercise Price and of the number of shares of Class A Common Stock acquirable and receivable upon the exercise of the Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Warrant (including an immediate adjustment, by reason of such Adjustment Event of the Warrant to the value for the Class A Common Stock reflected by the terms of such Adjustment Event if the value so reflected is less than the Exercise Price in effect immediately prior to such Adjustment Event). In the event of an Adjustment Event as a result of which a number of shares of Common Stock of the surviving or purchasing Company is greater or lesser than the number of shares of Common Stock of the Company outstanding immediately prior to such Adjustment Event, then the

               Exercise Price in effect immediately prior to such Adjustment Event shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Class A Common Stock of the Company. The Company will not effect any such Adjustment Event unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the purchase or lease of such assets shall assume by written instrument mailed or delivered to the holders of the Warrant at the last address of each such holder appearing on the books of the Company, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled.

 (ii)  Issuance of Common Stock. Except as provided herein, if and whenever the
       ------------------------
       Company shall issue or sell, or shall be deemed to have issued or sold, any shares of its Class A Common Stock, or options, warrants or other rights to purchase Class A Common Stock or securities convertible into Class A Common Stock, for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issuance or sale, then forthwith upon such issuance or sale, the Exercise Price shall, subject to subparagraphs (A) to (F) of Paragraph (h)(iii), be reduced to:

       (A) For issuances or sales on or before 18 months after the date of the issuance of this Warrant, the Exercise Price shall equal such issuance or sale price.

       (B) For issuances or sales after 18 months from the date of the issuance of this Warrant, the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction; the numerator of which shall be (1) the number of shares of Class A Common Stock outstanding immediately prior to the issuance of such additional shares of Class A Common Stock, plus (2) the number of shares of Class A Common Stock which the net aggregate consideration, if any, received by the Company for the total number of such additional shares of Class A Common Stock so issued would purchase at the Exercise Price in effect immediately prior to such issuance, and; the denominator of which shall be (1) the number of shares of Class A Common Stock outstanding immediately prior to the issuance of such additional shares of Class A Common Stock plus (2) the number of such additional shares of Class A Common Stock so issued.

(iii)  For purposes of determining the adjusted Exercise Price under Paragraph
       (h)(ii)(A) and (B), the following subsections (A) to (F), inclusive, shall be applicable:

          (A)  Issuance  of Rights or  Options.  Except  as  provided  Paragraph
               -------------------------------
               (h)(iv), in case at any time the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Class A Common Stock or any stock or other securities convertible into or exchangeable for Class A Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which such Class A Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Class A Common Stock issuable upon the exercise of such Options) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such Option, then the total maximum number of shares of Class A Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued by the Company for such price per share. No adjustment of the Exercise Price shall be made upon the actual issuance of such Convertible Securities except as otherwise provided in subsection (C) below.

          (B)  Issuance of Convertible Securities.  In case the Company shall in
               ----------------------------------
               any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which such Class A Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (y) the total maximum number of shares of Class A Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issuance or sale, then the total maximum number of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold by the Company for such price per share, provided that, except as otherwise specified in subsection (C) below, no adjustment of the Exercise Price shall be made upon the actual issue of such Class A Common Stock upon exercise of any Options for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Paragraph (h) and no further adjustment of the Exercise Price shall be made by reason of such issuance or sale.

          (C)  Change in Option Price or Conversion Rate. If the purchase price
               -----------------------------------------
               provided for in any Option referred to in subparagraph (A), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraphs (A) or (B), or the rate at which any Convertible Securities referred to in subparagraphs (A) or (B) are convertible into or exchangeable for Class A Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution of the type set forth in paragraph (h), the Exercise Price in effect at the time of such change shall forthwith be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration, or conversion rate, as the case may be, at the time initially granted, issued or sold. If the purchase price provided for in any Option referred to in subsection (A), or the rate at which any Convertible Securities referred to in subparagraphs (A) or (B) are convertible into or exchangeable for Class A Common Stock, shall be reduced at any time under or by reason or provisions with respect thereto designed to protect against dilution, then in case of the delivery of Class A Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Exercise Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been issued as to such Class A Common Stock and had adjustments been made upon the issuance of the shares of Class A

               Common Stock delivered as aforesaid, but only if as a result of such adjustment the Exercise Price then in effect hereunder is hereby reduced.

          (D)  Treatment of Expired Options and Unexercised Convertible
               --------------------------------------------------------
               Securities. On the expiration of any Option or the termination of
               ----------
               any right to convert or exchange any Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be increased to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

          (E)  Adjustment  of Number of  Shares.  Upon  each  adjustment  in the
               --------------------------------
               Exercise Price, the number of shares of Class A Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

          (F)  Integral  Transaction.  In case any  Options  shall be  issued in
               ---------------------
               connection with the issue or sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

          (G)  Consideration  for  Stock.  In case any  shares of Class A Common
               -------------------------
               Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor. In case any shares of Class A Common Stock, Options, or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration. In case any shares of Class A Common Stock, Options, or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as shall be attributable to such Class A Common Stock, Options, or Convertible Securities, as the case may be. In the event of any consolidation or merger of the Company in which the

               Company is not the surviving corporation, or, in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, this subsection shall be applied in the same manner as if the Company had been the surviving corporation in such consolidation or merger, or the purchasing corporation in such sale of assets; and for purposes of this sentence the Company shall be deemed:

               (1) to have issued and sold a number of shares of its Class A Common Stock, Options, or Convertible Securities equal to the sum of (x) the number of shares of the Company's Class A Common Stock actually outstanding, (y) the number of shares of the Company's Class A Common Stock acquirable upon the exercise of all outstanding Options, and (z) the number of shares of the Company's Class A Common Stock acquirable upon conversion of all outstanding Convertible Securities, which those persons who were security holders of the surviving corporation immediately before the consummation of the transaction would have received in exchange for the common stock, options, and convertible securities of the surviving corporation held by them immediately after consummation of the transaction, based on the exchange ratio on which the transaction was consummated (i.e., the inverse of the ratio pursuant to which the Company's Class A Common Stock were exchangeable into the surviving corporation's securities) and assuming that Company had been the surviving corporation; and

               (2) to have received in exchange therefor a consideration equal to the fair market value (immediately before the consummation of such transaction) of the assets (less the liabilities) of the surviving corporation; and if the application of this sentence results in adjustment of the Exercise Price, then the determination of the Exercise Price immediately prior to such merger, consolidation, or sale shall be made after giving effect to the adjustment set forth herein. If the stock of the surviving or purchasing corporation in such a transaction is publicly traded, the market value of such corporation's outstanding stock immediately before consummation of the exchange shall be presumptive evidence of the fair market value of its assets (less liabilities).

     (iv) Notwithstanding   anything  in  Paragraph  (h)  to  the  contrary,  no
          adjustment shall be made to the Exercise Price upon (w) the issuance of any shares of Class A Common Stock, options or Convertible Securities in connection with an acquisition by the Company or a merger in which the Company is the surviving corporation, calculated on a fully diluted basis and further provided such issuance is to the sellers of the acquired entity or assets or security of the merged entity and is made for fair value and the Board of Directors of the Company determines that the acquisition or merger is in the best interests of the Company and its stockholders; (x) the issuance of any shares of Class A Common Stock upon conversion of any shares of the Company's Series A Preferred Stock; (y) the issuance of Class A Common Stock upon the exercise of any options, warrants or other rights to purchase Class A Common Stock outstanding on the date of the first issuance of the Company's Series A Preferred Stock, including this Warrant or (z) the future issuance of Class A Common Stock or warrants, options or rights to purchase such Class A Common Stock to employees, consultants, directors or vendors directly or pursuant to plans approved by the Board of Directors so long as such options are granted at fair market value.

     (i) AMENDMENTS. Neither the Warrant nor any term hereof may be changed, waived, discharged or terminated without the prior written consent of the Holder.

     (j) NO IMPAIRMENT. The Company will not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of any Holder.

     (k) GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Florida.

     (l) NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed (a) if to the Holder, to Alex. Brown & Sons Incorporated, One South Street, Baltimore, Maryland 21202, Attention: Donald D. Notman, Jr., or
(b) if to the Company, to or at such other address as to the Company shall have furnished to the Holder in writing.

     IN WITNESS WHEREOF, SBA Communications Corporation has caused this Warrant to be executed by its officer hereunto duly authorized.


Dated:  March 6, 1997                       SBA Communications Corporation


                                            By: /s/ Steven E. Bernstein
                                               -----------------------------
                                                     Name: Steven E. Bernstein
                                                     Title: President

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

                                  PURCHASE FORM
                                  -------------

                                                   Dated____________, 19_


         The undersigned hereby irrevocably elects to exercise its rights pursuant to this Warrant to the extent of purchasing ________ shares of Class A Common Stock of SBA Communications Corporation, and hereby makes payment of $_________, in cash, in payment of the exercise price thereof.

         [The undersigned hereby irrevocably elects to exercise its rights pursuant to this Warrant to the extent of purchasing shares of Class A Common Stock and hereby authorizes you to deliver such shares of Class A Common Stock for sale to , and to retain from the proceeds of such sale $ , in cash, in payment of the exercise price thereof and to remit to the undersigned the balance of such proceeds.]


                       INSTRUCTIONS FOR ISSUANCE OF STOCK

Name________________________________________________________________
         (Please typewrite or print in block letters)

Address______________________________________________________________

Signature_____________________________________________________________

                                 ASSIGNMENT FORM
                                 ---------------

         FOR VALUE RECEIVED, hereby sells, assigns and transfers unto Name_____________________________________________________________________
         (Please typewrite or print in block letters)

Address__________________________________________________________________

the right to purchase Class A Common Stock of SBA Communications Corporation (the "Company"), represented by this Warrant to the extent of ___________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ______________ as Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date _________, 1997

Signature ________________________


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